SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2007

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES, GENERAL ELECTRIC CAPITAL SERVICES
NOTE-BACKED SERIES 2002-5 TRUST
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(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31289	13-3447441
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

Lehman ABS Corporation 745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of April 2, 2002.

Item 8.01. OTHER EVENTS

On April 2, 2007, a final distribution was made to the holders of the certificates issued by the Trust in connection with the exercise of 100% of the outstanding call warrants and termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

General Electric Capital Services, Inc., the issuer of the underlying securities, and General Electric Company, the guarantor of the underlying securities, are subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on General Electric Capital Services, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under General Electric Capital Services, Inc.’s Exchange Act file number, 000-14804. For information on General Electric Company please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under General Electric Company’s Exchange Act file number, 001-00035. The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by General Electric Capital Services, Inc. and General Electric Company may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:
	1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5 Certificate Holders for the period ending April 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2007

Lehman ABS Corporation By: /s/ Charles M. Weaver Name: Charles M. Weaver Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5 Certificate Holders for the period ending April 2, 2007

4